Exhibit 99.2

Supplemental Financial Information For the quarter ended September 30, 2024 November 12, 2024

Supplemental Financial Information November 12, 2024

Supplemental Financial Information November 12, 2024

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information November 12, 2024

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of November 12, 2024 owns 15 hotels comprised of 7,255 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership and disposition of well-located hotel and resort real estate.

This presentation contains unaudited information and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information November 12, 2024

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the Nareit definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently than we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information November 12, 2024

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance, and management transition costs; pre-opening costs associated with extensive renovation projects such as the work being performed at The Confidante Miami Beach; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, we exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the real estate amortization of our right-of-use assets and related lease obligations, which includes the amortization of our operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information November 12, 2024

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 6

Supplemental Financial Information November 12, 2024

Comparable Consolidated Statements of Operations

Q3 2024 – Q4 2023, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months (1)
(Unaudited and in thousands, except per share data)	September 30,	June 30,	March 31,	December 31,	Ended
	2024	2024	2024	2023	September 30, 2024
Revenues
Room	$138,759	$153,790	$144,437	$135,551	$572,537
Food and beverage	63,866	72,552	64,989	64,914	266,321
Other operating	23,767	25,339	21,277	21,196	91,579
Total revenues	226,392	251,681	230,703	221,661	930,437

Operating Expenses
Room	37,453	37,922	37,518	35,298	148,191
Food and beverage	46,286	48,312	46,368	45,952	186,918
Other expenses	86,989	88,490	87,896	84,965	348,340
Corporate overhead	7,577	8,168	7,518	7,421	30,684
Depreciation and amortization	31,689	31,112	31,063	31,158	125,022
Total operating expenses	209,994	214,004	210,363	204,794	839,155

Interest and other income	2,350	3,503	5,453	4,137	15,443
Interest expense	(15,982)	(12,693)	(11,010)	(16,768)	(56,453)
Income before income taxes	2,766	28,487	14,783	4,236	50,272
Income tax (provision) benefit, net	(99)	(255)	(93)	863	416
Net income	$2,667	$28,232	$14,690	$5,099	$50,688

Comparable Hotel Adjusted EBITDAre (2)	$56,426	$77,322	$57,399	$55,578	$246,725

Comparable Adjusted EBITDAre (3)	$53,567	$75,651	$59,615	$54,951	$243,784

Comparable Adjusted FFO attributable to common stockholders (4)	$36,851	$58,754	$42,622	$39,255	$177,482

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.18	$0.29	$0.21	$0.20	$0.88

*Footnotes on page 8

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information November 12, 2024

Comparable Consolidated Statements of Operations

Footnotes

(1)	Includes results for all 15 hotels owned by the Company as of September 30, 2024. Also includes prior ownership results for the Hyatt Regency San Antonio Riverwalk acquired by the Company in April 2024, adjusted for the Company's pro forma depreciation expense. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. Excludes results for the Boston Park Plaza sold in October 2023. Also excludes the gain on sale of assets, net, extinguishment of debt, and income tax related to hotels either sold or disposed of in prior years.
(2)	Comparable Hotel Adjusted EBITDAre reconciliation for the third quarter of 2024 can be found later in this presentation. Additional details can be found in our earnings release, furnished in Exhibit 99.1 to our 8-K filed on November 12, 2024. Comparable Hotel Adjusted EBITDAre presented for the trailing 12 months ended September 30, 2024 includes all hotels owned by the Company as of September 30, 2024.
(3)	Comparable Adjusted EBITDAre reconciliation for the third quarter of 2024 can be found in the following pages and reflect the adjustments noted in Footnote 1 above.
(4)	Comparable Adjusted FFO attributable to common stockholders and Comparable Adjusted FFO attributable to common stockholders per diluted share reconciliations for the third quarter of 2024 can be found in the following pages and reflect the adjustments noted in Footnote 1 above, along with repurchases of the Company's common stock totaling 0.4 million and 2.3 million shares in the second and third quarters of 2024, respectively, and 2.1 million shares in the fourth quarter of 2023.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information November 12, 2024

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q3 2024 – Q4 2023, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	September 30,	June 30,	March 31,	December 31,	Ended
(In thousands)	2024	2024	2024	2023	September 30, 2024

Net income	$3,249	$26,142	$13,035	$126,985	$169,411
Depreciation and amortization	31,689	31,112	29,040	29,135	120,976
Interest expense	15,982	12,693	11,010	16,768	56,453
Income tax (benefit) provision, net	(483)	255	(855)	2,799	1,716
Gain on sale of assets, net	—	—	(457)	(123,820)	(124,277)
EBITDAre	50,437	70,202	51,773	51,867	224,279

Amortization of deferred stock compensation	2,430	3,181	2,770	2,512	10,893
Amortization of right-of-use assets and obligations	(153)	(107)	(11)	(20)	(291)
Gain on extinguishment of debt	—	(38)	(21)	(8)	(67)
Gain on insurance recoveries	—	(314)	—	—	(314)
Pre-opening costs	853	599	—	—	1,452
Property-level severance	—	—	—	297	297
Adjustments to EBITDAre, net	3,130	3,321	2,738	2,781	11,970

Adjusted EBITDAre	53,567	73,523	54,511	54,648	236,249
Sold hotel Adjusted EBITDAre (1)	—	—	—	(5,420)	(5,420)
Acquisition hotel Adjusted EBITDAre (2)	—	2,128	5,104	5,723	12,955

Comparable Adjusted EBITDAre	$53,567	$75,651	$59,615	$54,951	$243,784

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information November 12, 2024

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2024– Q4 2023, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	September 30,	June 30,	March 31,	December 31,	Ended
(In thousands, except per share data)	2024	2024	2024	2023	September 30, 2024

Net income	$3,249	$26,142	$13,035	$126,985	$169,411
Preferred stock dividends	(3,931)	(3,683)	(3,683)	(3,226)	(14,523)
Real estate depreciation and amortization	31,320	30,771	28,755	28,979	119,825
Gain on sale of assets, net	—	—	(457)	(123,820)	(124,277)
FFO attributable to common stockholders	30,638	53,230	37,650	28,918	150,436

Amortization of deferred stock compensation	2,430	3,181	2,770	2,512	10,893
Real estate amortization of right-of-use assets and obligations	(129)	(130)	(122)	(134)	(515)
Amortization of contract intangibles, net	315	287	231	105	938
Noncash interest on derivatives, net	3,326	(189)	(2,042)	3,600	4,695
Gain on extinguishment of debt	—	(38)	(21)	(8)	(67)
Gain on insurance recoveries	—	(314)	—	—	(314)
Pre-opening costs	853	599	—	—	1,452
Property-level severance	—	—	—	297	297
Prior year income tax (benefit) provision, net	(582)	—	(948)	3,662	2,132
Adjustments to FFO attributable to common stockholders, net	6,213	3,396	(132)	10,034	19,511

Adjusted FFO attributable to common stockholders	36,851	56,626	37,518	38,952	169,947
Sold hotel Adjusted FFO (1)	—	—	—	(5,420)	(5,420)
Acquisition hotel Adjusted FFO (2)	—	2,128	5,104	5,723	12,955

Comparable Adjusted FFO attributable to common stockholders	$36,851	$58,754	$42,622	$39,255	$177,482

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.18	$0.29	$0.21	$0.20	$0.88

Basic weighted average shares outstanding	201,402	202,758	202,631	203,612	202,601
Shares associated with unvested restricted stock awards	1,065	932	665	613	819
Diluted weighted average shares outstanding	202,467	203,690	203,296	204,225	203,420
Equity transactions (3)	(1,251)	(2,635)	(2,670)	(3,834)	(2,598)
Comparable diluted weighted average shares outstanding	201,216	201,055	200,626	200,391	200,822

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information November 12, 2024

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2024 – Q4 2023, Trailing 12 Months Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Boston Park Plaza sold in October 2023.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for the Hyatt Regency San Antonio Riverwalk acquired by the Company in April 2024.
(3)	Equity transactions represent repurchases of the Company’s common stock totaling 0.4 million and 2.3 million shares in the second and third quarters of 2024, respectively, and 2.1 million shares in the fourth quarter of 2023.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information November 12, 2024

CAPITALIZATION

CAPITALIZATION	Page 12

Supplemental Financial Information November 12, 2024

Comparative Capitalization
Q3 2024 – Q3 2023

	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except per share data)	2024	2024	2024	2023	2023

Common Share Price & Dividends
At the end of the quarter	$10.32	$10.46	$11.14	$10.73	$9.35
High during quarter ended	$10.86	$11.09	$11.38	$11.05	$10.50
Low during quarter ended	$9.46	$9.96	$10.42	$9.04	$8.67
Common dividends per share	$0.09	$0.09	$0.07	$0.13	$0.07

Common Shares & Units
Common shares outstanding	200,919	203,390	203,674	203,480	205,623
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	200,919	203,390	203,674	203,480	205,623

Capitalization
Market value of common equity	$2,073,489	$2,127,464	$2,268,933	$2,183,336	$1,922,578
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	100,000
Total debt	817,437	817,978	818,512	819,050	819,582
Total capitalization	$3,172,176	$3,226,692	$3,368,695	$3,283,636	$3,023,410

Total debt to total capitalization	25.8%	25.4%	24.3%	24.9%	27.1%
Total debt and preferred equity to total capitalization	34.6%	34.1%	32.6%	33.5%	36.4%

CAPITALIZATION	Page 13

Supplemental Financial Information November 12, 2024

Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	September 30, 2024
Debt	Collateral	Spread	Date (1)	Balance

Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	$72,437
Series A Senior Notes	Unsecured	4.69%	01/10/2026	65,000
Term Loan 3 (2)	Unsecured	6.55%	05/01/2026	225,000
Term Loan 1 (3)	Unsecured	5.27%	07/25/2027	175,000
Revolving Line of Credit	Unsecured	Adj. SOFR + 1.40%	07/25/2027	—
Series B Senior Notes	Unsecured	4.79%	01/10/2028	105,000
Term Loan 2 (3)	Unsecured	6.70%	01/25/2028	175,000

Total Debt				$817,437

Preferred Stock
Series G cumulative redeemable preferred (4)		2.686%	perpetual	$66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000
Series I cumulative redeemable preferred		5.70%	perpetual	100,000
Total Preferred Stock				$281,250

Debt and Preferred Statistics
			Debt Statistics	Debt and Preferred Statistics
% Fixed Rate Debt			51.1%	63.6%
% Floating Rate Debt			48.9%	36.4%
Average Interest Rate			5.72%	5.58%
Weighted Average Maturity of Debt			2.3 years	N/A

(1)	Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit and Term Loan 3. By extending these loans, the Company's weighted average maturity of debt increases from 2.0 years to 2.3 years.
(2)	Interest rates on Term Loan 3 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. Term Loan 3 has an initial term of two years with one 12-month extension, which would result in an extended maturity of May 2026.
(3)	Pursuant to the Second Amended Credit Agreement, interest rates on Term Loan 1 and Term Loan 2 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. The Company did not achieve its 2023 sustainability performance metric as specified in the Second Amended Credit Agreement, resulting in the pricing grid returning to its range of 135 to 220 basis points in May 2024, an increase of 0.02% from the previous year. The achievement of the sustainability metric and its impact on the pricing grid is evaluated annually. The interest rate for Term Loan 1 includes the effects of the Company's interest rate derivative swaps.
(4)	The Series G cumulative redeemable preferred stock had an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort. During the first and third quarters of 2024, the dividend rate increased to the greater of 3.0% and 4.5%, respectively, or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort. Based on the dividends declared during the trailing-twelve month period, this equates to an annual dividend yield of 2.686%.

CAPITALIZATION	Page 14

Supplemental Financial Information November 12, 2024

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 15

Supplemental Financial Information November 12, 2024

Hotel Information as of November 12, 2024

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	16%	Leasehold	2011 / 2022
2	Hyatt Regency San Francisco	California	Hyatt	821	11%	Fee Simple	2013
3	The Westin Washington, DC Downtown	Washington DC	Marriott	807	11%	Fee Simple	2005
4	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	11%	Fee Simple	2005
5	Hyatt Regency San Antonio Riverwalk	Texas	Hyatt	630	9%	Fee Simple	2024
6	Wailea Beach Resort	Hawaii	Marriott	547	8%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	7%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	6%	Fee Simple	2007
9	Marriott Long Beach Downtown	California	Marriott	376	5%	Fee Simple	2005
10	The Confidante Miami Beach	Florida	Hyatt	287	4%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	4%	Fee Simple	2000
12	Hilton New Orleans St. Charles	Louisiana	Hilton	252	3%	Fee Simple	2013
13	Oceans Edge Resort & Marina	Florida	Independent	175	2%	Fee Simple	2017
14	Montage Healdsburg (4)	California	Montage	130	2%	Fee Simple	2021
15	Four Seasons Resort Napa Valley (4)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			7,255	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operations.
(4)	The number of rooms excludes rooms provided by owners of the separately owned private residences at each resort who may periodically elect to participate in the applicable resort’s residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 16

Supplemental Financial Information November 12, 2024

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q3 2024/2023

Hotels sorted by number of rooms	For the Three Months Ended September 30,
	ADR			Occupancy				RevPAR			TRevPAR
	2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023		2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023
Hilton San Diego Bayfront	$281	$285	(1.5)%	78.7%	86.8%	(810)	bps	$221	$247	(10.7)%	$401	$447	(10.3)%
Hyatt Regency San Francisco	273	289	(5.4)%	80.5%	72.8%	770	bps	220	210	4.6%	304	282	7.8%
The Westin Washington, DC Downtown (1)	251	237	5.6%	71.9%	57.3%	1,460	bps	180	136	32.5%	292	210	39.3%
Renaissance Orlando at SeaWorld®	167	163	2.7%	63.0%	59.5%	350	bps	105	97	8.8%	232	218	6.3%
Hyatt Regency San Antonio Riverwalk	176	181	(2.5)%	66.2%	67.5%	(130)	bps	117	122	(4.4)%	205	192	6.3%
Wailea Beach Resort	616	643	(4.2)%	63.4%	75.1%	(1,170)	bps	391	483	(19.1)%	598	673	(11.1)%
JW Marriott New Orleans	194	191	1.5%	63.7%	63.8%	(10)	bps	124	122	1.3%	172	168	2.8%
Marriott Boston Long Wharf	430	422	1.8%	89.6%	84.4%	520	bps	385	356	8.1%	530	488	8.6%
Marriott Long Beach Downtown (1)	220	210	4.8%	69.8%	82.8%	(1,300)	bps	153	174	(11.7)%	201	227	(11.3)%
The Bidwell Marriott Portland	161	175	(7.8)%	74.7%	58.4%	1,630	bps	120	102	17.9%	167	143	17.0%
Hilton New Orleans St. Charles	146	136	7.3%	57.1%	49.7%	740	bps	83	68	23.2%	100	82	21.2%
Oceans Edge Resort & Marina	220	265	(16.8)%	69.3%	72.8%	(350)	bps	153	193	(20.8)%	294	345	(14.9)%
Montage Healdsburg	1,104	1,089	1.3%	68.0%	56.8%	1,120	bps	751	619	21.3%	1,443	1,136	27.0%
Four Seasons Resort Napa Valley	1,433	1,498	(4.4)%	65.6%	59.7%	590	bps	940	895	5.1%	1,693	1,710	(1.0)%

Comparable Portfolio, Excluding Renovation Hotel (2)	302	308	(2.0)%	71.6%	70.3%	130	bps	216	216	(0.1)%	352	343	2.7%

Add: Renovation Hotel (1)
The Confidante Miami Beach	—	194	(100.0)%	0.0%	43.1%	(4,310)	bps	—	84	(100.0)%	5	151	(96.5)%

Comparable Portfolio (3)	$302	$304	(0.9)%	68.8%	69.1%	(30)	bps	$208	$210	(1.3)%	$338	$334	1.3%

*Footnotes on page 19

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 17

Supplemental Financial Information November 12, 2024

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q3 YTD 2024/2023

Hotels sorted by number of rooms	For the Nine Months Ended September 30,
	ADR			Occupancy				RevPAR			TRevPAR
	2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023		2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023
Hilton San Diego Bayfront	$284	$282	0.7%	82.4%	85.1%	(270)	bps	$234	$240	(2.5)%	$422	$438	(3.7)%
Hyatt Regency San Francisco	292	300	(2.7)%	74.3%	70.6%	370	bps	217	212	2.4%	296	301	(1.6)%
The Westin Washington, DC Downtown (1)	279	260	7.5%	71.9%	56.1%	1,580	bps	201	146	37.7%	324	216	49.9%
Renaissance Orlando at SeaWorld®	200	196	2.2%	70.6%	73.8%	(320)	bps	141	144	(2.3)%	309	323	(4.2)%
Hyatt Regency San Antonio Riverwalk	197	199	(0.9)%	71.7%	70.8%	90	bps	141	141	0.4%	235	224	5.0%
Wailea Beach Resort	663	688	(3.7)%	71.9%	76.6%	(470)	bps	477	527	(9.6)%	719	768	(6.4)%
JW Marriott New Orleans	239	240	(0.2)%	68.2%	70.7%	(250)	bps	163	170	(3.8)%	227	232	(2.2)%
Marriott Boston Long Wharf	382	381	0.1%	81.1%	74.5%	660	bps	310	284	9.0%	435	396	10.0%
Marriott Long Beach Downtown (1)	226	225	0.3%	50.7%	78.8%	(2,810)	bps	115	178	(35.5)%	154	232	(33.7)%
The Bidwell Marriott Portland	154	173	(11.0)%	67.9%	56.7%	1,120	bps	105	98	6.6%	146	136	6.9%
Hilton New Orleans St. Charles	178	182	(2.1)%	69.8%	67.2%	260	bps	124	122	1.6%	145	149	(2.9)%
Oceans Edge Resort & Marina	320	368	(13.0)%	77.7%	76.6%	110	bps	249	282	(11.7)%	415	447	(7.3)%
Montage Healdsburg	1,061	1,071	(1.0)%	55.1%	54.0%	110	bps	585	579	1.0%	1,122	1,051	6.7%
Four Seasons Resort Napa Valley	1,357	1,521	(10.8)%	54.1%	46.7%	740	bps	734	710	3.4%	1,388	1,310	5.9%

Comparable Portfolio, Excluding Renovation Hotel (2)	314	316	(0.9)%	72.3%	71.8%	50	bps	227	227	(0.2)%	368	363	1.3%

Add: Renovation Hotel (1)
The Confidante Miami Beach	269	293	(8.0)%	15.2%	63.3%	(4,810)	bps	41	185	(77.9)%	51	302	(83.0)%

Comparable Portfolio (3)	$313	$315	(0.8)%	69.9%	71.4%	(150)	bps	$219	$225	(2.8)%	$355	$361	(1.5)%

*Footnotes on page 19

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 18

Supplemental Financial Information November 12, 2024

Property-Level Operating Statistics

Q3 and YTD 2024/2023 Footnotes

(1)	Operating statistics for the third quarter and first nine months of 2024 are impacted by renovation activity at Marriott Long Beach Downtown and The Confidante Miami Beach. In March 2024, operations at The Confidante Miami Beach were temporarily suspended to allow for extensive renovation work to be performed. The Company expects the resort to resume operations as Andaz Miami Beach in February 2025. Operating statistics for the third quarter and first nine months of 2023 are impacted by renovation activity at The Confidante Miami Beach and The Westin Washington, DC Downtown.
(2)	Comparable Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of September 30, 2024, with the exception of The Confidante Miami Beach due to its renovation activity during the third quarters and first nine months of 2024 and 2023. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company’s results. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Comparable Portfolio consists of all hotels owned by the Company as of September 30, 2024, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 19

Supplemental Financial Information November 12, 2024

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 20

Supplemental Financial Information November 12, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 2024/2023

Hotels sorted by number of rooms	For the Three Months Ended September 30,
	2024			2023
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$43,914	$11,414	26.0%	$48,975	$16,101	32.9%	(690)	bps
Hyatt Regency San Francisco	22,940	2,359	10.3%	21,289	2,060	9.7%	60	bps
The Westin Washington, DC Downtown (1)	21,673	5,363	24.7%	15,563	1,813	11.6%	1,310	bps
Renaissance Orlando at SeaWorld®	16,680	3,255	19.5%	15,697	3,336	21.3%	(180)	bps
Hyatt Regency San Antonio Riverwalk	11,856	3,972	33.5%	11,149	3,625	32.5%	100	bps
Wailea Beach Resort	30,110	9,339	31.0%	33,866	12,513	36.9%	(590)	bps
JW Marriott New Orleans	7,939	1,707	21.5%	7,724	1,759	22.8%	(130)	bps
Marriott Boston Long Wharf	20,237	9,249	45.7%	18,637	8,182	43.9%	180	bps
Marriott Long Beach Downtown (1)	6,970	809	11.6%	7,814	1,963	25.1%	(1,350)	bps
The Bidwell Marriott Portland	3,972	1,002	25.2%	3,395	732	21.6%	360	bps
Hilton New Orleans St. Charles	2,312	300	13.0%	1,908	35	1.8%	1,120	bps
Oceans Edge Resort & Marina	4,730	743	15.7%	5,561	1,202	21.6%	(590)	bps
Montage Healdsburg	18,052	5,074	28.1%	13,584	2,259	16.6%	1,150	bps
Four Seasons Resort Napa Valley	14,866	2,400	16.1%	14,949	3,040	20.3%	(420)	bps

Comparable Portfolio, Excluding Renovation Hotel (2)	226,251	56,986	25.2%	220,111	58,620	26.6%	(140)	bps

Add: Renovation Hotel (1)
The Confidante Miami Beach	141	(560)	(397.2)%	4,699	(986)	(21.0)%	(37,620)	bps

Comparable Portfolio (3)	226,392	56,426	24.9%	224,810	57,634	25.6%	(70)	bps

Less: Prior Ownership (4)
Hyatt Regency San Antonio Riverwalk	—	—	N/A	(11,149)	(3,625)	32.5%	N/A

Add: Sold Hotel (5)	—	—	N/A	34,020	12,926	38.0%	N/A

Actual Portfolio (6)	$226,392	$56,426	24.9%	$247,681	$66,935	27.0%	N/A

*Footnotes on page 23

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 21

Supplemental Financial Information November 12, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 YTD 2024/2023

Hotels sorted by number of rooms	For the Nine Months Ended September 30,
	2024			2023
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$137,630	$40,699	29.6%	$142,337	$46,973	33.0%	(340)	bps
Hyatt Regency San Francisco	66,567	6,587	9.9%	67,385	10,483	15.6%	(570)	bps
The Westin Washington, DC Downtown (1)	71,596	21,554	30.1%	47,593	8,386	17.6%	1,250	bps
Renaissance Orlando at SeaWorld®	66,172	19,703	29.8%	68,817	22,757	33.1%	(330)	bps
Hyatt Regency San Antonio Riverwalk	40,545	15,819	39.0%	38,463	14,545	37.8%	120	bps
Wailea Beach Resort	107,787	38,443	35.7%	114,742	43,969	38.3%	(260)	bps
JW Marriott New Orleans	31,182	10,675	34.2%	31,770	12,504	39.4%	(520)	bps
Marriott Boston Long Wharf	49,514	18,879	38.1%	44,861	16,136	36.0%	210	bps
Marriott Long Beach Downtown (1)	15,812	(1,222)	(7.7)%	23,687	6,960	29.4%	(3,710)	bps
The Bidwell Marriott Portland	10,304	1,955	19.0%	9,607	1,776	18.5%	50	bps
Hilton New Orleans St. Charles	10,018	3,041	30.4%	10,281	3,537	34.4%	(400)	bps
Oceans Edge Resort & Marina	19,880	6,653	33.5%	21,362	7,969	37.3%	(380)	bps
Montage Healdsburg	41,304	7,672	18.6%	37,303	4,314	11.6%	700	bps
Four Seasons Resort Napa Valley	36,177	1,970	5.4%	33,888	3,012	8.9%	(350)	bps

Comparable Portfolio, Excluding Renovation Hotel (2)	704,488	192,428	27.3%	692,096	203,321	29.4%	(210)	bps

Add: Renovation Hotel (1)
The Confidante Miami Beach	4,288	(1,281)	(29.9)%	27,985	6,101	21.8%	(5,170)	bps

Comparable Portfolio (3)	708,776	191,147	27.0%	720,081	209,422	29.1%	(210)	bps

Less: Prior Ownership (4)
Hyatt Regency San Antonio Riverwalk	(17,737)	(7,232)	N/A	(38,463)	(14,545)	37.8%	N/A

Add: Sold Hotel (5)	—	—	N/A	85,582	26,604	31.1%	N/A

Actual Portfolio (6)	$691,039	$183,915	26.6%	$767,200	$221,481	28.9%	N/A

*Footnotes on page 23

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 22

Supplemental Financial Information November 12, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 and YTD 2024/2023 Footnotes

(1)	Hotel Adjusted EBITDAre for the third quarter and first nine months of 2024 is impacted by renovation activity at Marriott Long Beach Downtown and The Confidante Miami Beach. In March 2024, operations at The Confidante Miami Beach were temporarily suspended to allow for extensive renovation work to be performed. The Company expects the resort to resume operations as Andaz Miami Beach in February 2025. Hotel Adjusted EBITDAre for the third quarter and first nine months of 2023 is impacted by renovation activity at The Confidante Miami Beach and The Westin Washington, DC Downtown.
(2)	Comparable Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of September 30, 2024, with the exception of The Confidante Miami Beach due to its renovation activity during the third quarters and first nine months of 2024 and 2023. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company's results. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Comparable Portfolio consists of all hotels owned by the Company as of September 30, 2024, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.
(4)	Prior Ownership includes results for the Hyatt Regency San Antonio Riverwalk prior to the Company’s acquisition of the hotel in April 2024 as discussed in Note 2.
(5)	Sold Hotel includes the Boston Park Plaza sold in October 2023.
(6)	Actual Portfolio includes results for the 15 hotels owned by the Company during the third quarters and first nine months of 2024 and 2023.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 23